UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - August 26, 2004


                              IEC ELECTRONICS CORP.
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             (Exact name of registrant as specified in its Charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

            0-6508                                      13-3458955
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    (Commission File Number)                (IRS Employer Identification No.)

                    105 Norton Street, Newark, New York 14513
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                    (Address of principal executive offices)

                                 (315) 331-7742
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.05         Amendments to the Registrant's Code of Ethics, or Waiver of a
                  Provision of the Code of Ethics
                  -------------------------------------------------------------

         On August 26, 2004, the Company's Board of Directors approved and adopted an amended and restated Code of Business Conduct and Ethics (the "Code") which is applicable to all employees, officers and directors of the Company and addresses a number of topics. The Code is intended, among other things, to constitute a code of ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller, and with respect to such officers to satisfy the requirements enumerated in item 406(b) of Regulation S-K. The Code is designed to deter wrongdoing and to promote (i) honest and ethical conduct; (ii) full, fair, accurate, timely and understandable disclosures in filings with the Securities and Exchange Commission and in other public communications; (iii) compliance with applicable governmental laws, rules and regulations; (iv) prompt internal reporting of violations of the Code; and (v) accountability for adherence to the Code.

         The Code is attached to this Current Report on Form 8-K as Exhibit 14.

Item 9.01         Financial Statements and Exhibits
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(c) Exhibits
         The following exhibit is filed with this Current Report on Form 8-K:

         Exhibit No.                Description
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         14                         Code of Business Conduct and Ethics

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IEC Electronics Corp.
                                   --------------------------------------
                                   (Registrant)

Date:  August 26, 2004         By: /s/ W. BARRY GILBERT
                                   --------------------------------------
                                   W. Barry Gilbert
                                   Chairman, Chief Executive Officer